EXHIBIT 21


                 SUBSIDIARIES OF APPLEBEE'S INTERNATIONAL, INC.

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NAME OF SUBSIDIARY                            TYPE OF COMPANY

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ACME, INC.                                    Virginia Corporation
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AFSS, INC.                                    Kansas Corporation
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AII EURO Services (Holland) B.V.              Holland Limited Liability
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AII Services, Inc.                            Kansas Corporation
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AII Services - Europe, Limited                U.K. Limited
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Anne Arundel Apple Holding                    Maryland Corporation
Corporation
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Apple American Limited                        Minnesota Limited
Partnership of Minnesota                      Partnership
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Apple Vermont Restaurants, Inc.               Vermont Corporation
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Applebee's Beverage, Inc.                     Texas Corporation
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Applebee's Brazil, LLC                        Kansas Limited Liability Co.
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Applebee's Canada Corp.                       Canada Corporation
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Applebee's Investments, LLC                   Kansas Limited Liability Co.
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Applebee's Michigan Services, LLC             Michigan Limited Liability
                                              Company
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Applebee's Neighborhood                       Georgia Corporation
Grill & Bar of Georgia, Inc.
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Applebee's Northeast, Inc.                    Massachusetts Corporation
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Applebee's of Calvert County, Inc.            Maryland Corporation
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Applebee's of Maryland, Inc.                  Maryland Corporation
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Applebee's of Michigan, Inc.                  Michigan Corporation
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Applebee's of Minnesota, Inc.                 Minnesota Corporation
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Applebee's of Nevada, Inc.                    Nevada Corporation
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Applebee's of New Mexico, Inc.                New Mexico Corporation
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Applebee's of New York, Inc.                  New York Corporation
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Applebee's of St. Mary's County, Inc.         Maryland Corporation
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Applebee's of Texas, Inc.                     Texas Corporation
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Applebee's of Virginia, Inc.                  Virginia Corporation
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Applebee's UK, LLC                            Kansas Limited Liability Co.
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Gormet Beverage of Kansas, Inc.               Kansas Corporation
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Gourmet Systems of Arizona, Inc.              Arizona Corporation
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Gourmet Systems of Brazil, LLC                Kansas Limited Liability Co.
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Gourmet Systems Beverage, Inc.                Texas Corporation
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Gourmet Systems of California, Inc.           California Corporation
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Gourmet Systems of Georgia, Inc.              Georgia Corporation
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Gourmet Systems of Kansas, Inc.               Kansas Corporation
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Gourmet Systems of                            Minnesota Corporation
Minnesota, Inc.
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Gourmet Systems of Nevada, Inc.               Nevada Corporation
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Gormet Systems of Pennsylvania, Inc.          Pennsylvania Corporation
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Gourmet Systems of Tennessee, Inc.            Tennessee Corporation
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Gourmet Systems of Texas, Inc.                Texas Corporation
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Gourmet Systems, Inc.                         Missouri Corporation
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GourmetWest of Nevada,                        Nevada Limited Liability
Limited Liability Company                     Company
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Innovative Restaurant Concepts, Inc.          Georgia Corporation
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IRC Kansas, Inc.                              Kansas Corporation
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Neighborhood Insurance, Inc.                  Vermont Corporation
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RB International, Inc.                        Kansas Corporation
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Rio Bravo Restaurant, Inc.                    New York Corporation
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Rio Bravo Services, Inc.                      Kansas Corporation
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Summit Restaurants, Inc.                      Georgia Corporation
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Applebee's Canada Corp.                       Nova Scotia Unlimited
                                              Liability Company
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Applebee's Restaurantes de                    Mexican Limited Liability
Mexico S.de R.L. de C.V.                      Co. With Variable Capital
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Applebee's Restaurantes                       Brazil Limited Liability Co.
Brasil, Ltda.
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Shanghai Applebee's Restaurant                Shanghai, China Wholly Foreign
Management Co., Ltd.                          Owned Enterprise
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The Heidi Fund, Inc.                          Kansas Non-profit Corporation
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